                                                                   Exhibit 10.96

                                                         JHLICO Loan No. 6518291


               TRANSITIONAL SECURITY (PHASE II) RESERVE AGREEMENT

     THIS TRANSITIONAL SECURITY (PHASE II) RESERVE AGREEMENT (the "AGREEMENT") is made as of the 9th day of April, 2004 by and between INLAND WESTERN SPARTANBURG, L.L.C., a Delaware limited liability company ("BORROWER") and JOHN HANCOCK LIFE INSURANCE COMPANY, a Massachusetts corporation ("LENDER").

                                   WITNESSETH

     WHEREAS, Borrower is the owner of certain property (the "MORTGAGED PROPERTY") located at 121 Dorman Centre Drive, Spartanburg, South Carolina, more particularly described in the Loan Documents (as hereinafter defined); and

     WHEREAS, the Mortgaged Property consists of an improved portion currently owned by Borrower and legally described as "Phase I" on EXHIBIT A attached hereto and made a part hereof, and the Mortgaged Property will further consist of an adjacent portion of property ("Phase II") to be hereafter acquired by Borrower and improved and leased to third party tenants, as hereinafter provided, which Phase II is shown and legally described as "Phase II" on EXHIBIT A attached hereto and made a part hereof; and

     WHEREAS, pursuant to the terms of a certain application for First Mortgage Loan dated December 9, 2003, as amended on February 10, 2004 (the "APPLICATION"), a copy of which Application is attached hereto as EXHIBIT B, Lender has loaned to Borrower the principal sum of Twenty-seven Million Six Hundred Ten Thousand and No/100 Dollars ($27,610,000.00) (the "LOAN"), which shall be initially secured by among other things Phase I, and later by Phase II as hereinafter provided; and

     WHEREAS, the Loan is evidenced by a Note executed by Borrower as of even date herewith in the principal amount of $27,610,000.00 payable to the order of Lender (the "NOTE"); and

     WHEREAS, the Note is secured by a Mortgage, Assignment of Leases and Rents and Security Agreement dated as of even date herewith ("Mortgage"), which encumbers the Mortgaged Property, and by the other "LOAN DOCUMENTS" (as such term is defined in the Note); and

     WHEREAS, Lender requires, as a condition precedent to Lender's acceptance of the Note, that, until such time as Phase II becomes a portion of the Mortgaged Property and subject to the lien of the Mortgage, as hereinafter provided, Borrower will be required to make certain deposits with Lender of certain funds, to be held, released and used as provided in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained in this Agreement and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

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                                                         JHLICO Loan No. 6518291


     1. DEFINITIONS. Any capitalized term utilized herein shall have the meaning as specified in the Mortgage, unless such term is otherwise specifically defined herein. For the purposes of this Agreement, the following capitalized terms shall have the meanings indicated:

          (a) DEBT SERVICE COVERAGE RATIO shall mean the ratio of Gross Income (as hereinafter defined) derived from operation of the Mortgaged Property, less Expenses (hereinafter defined), to Debt Service Payments.

          (b) DEBT SERVICE PAYMENTS shall mean any and all monthly installments due and owing from time to time under the Note and the Mortgage and the other Loan Documents.

          (c) EXPENSES shall mean, for any month or portion thereof, all reasonable expenses actually incurred by the Borrower within the categories set forth below in respect to the ownership, operation, leasing and occupancy of the Mortgaged Property, determined on the basis of sound cash accounting practices consistently applied and in accordance with generally accepted accounting practices, except that those expenses described in subsections (a), (b), (c), (e) and (g) below shall not be accounted for on a cash basis but, rather, to the extent paid by Borrower [no more than one (1) year in advance], shall be allocated to the accounting period in which they accrue.
               Expenses are as follows (but without duplication of any item):
               (a) general real estate taxes paid to the appropriate taxing authorities; (b) special assessments or similar charges paid to the appropriate governmental authorities; (c) personal property taxes; (d) sales and use taxes; (e) costs of utilities, air conditioning and heating for the Mortgaged Property; (f) maintenance and repair costs of a non-capital nature; (g) premiums paid for insurance carried on or with respect to the Mortgaged Property; (h) direct labor costs, for positions at a level of building superintendent or below, for labor used in the maintenance and repair of the Mortgaged Property (but not to exceed labor costs customarily charged in the Spartanburg, South Carolina area for similar services on similar properties and excluding any labor costs for tenant improvements); (i) customary management fees; (j) principal and interest payments on the Loan; and (k) leasing commissions at market rates paid to BONA FIDE third party brokers. Notwithstanding anything included within the above definition of "Expenses", the following shall be excluded from Expenses: (i) foreign, U.S., state and local income taxes; and (ii) depreciation, amortization and other non-cash deductions of the Borrower for income tax purposes.

          (d) LEASE shall mean a written lease for space in the Mortgaged Property with a tenant that is not an affiliate of the Borrower, the form of which lease has been approved by the Lender. As used herein, the term "affiliate" shall mean any person or entity (i) which owns beneficially, directly or indirectly, any membership interests of the Borrower or any constituent

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                                                         JHLICO Loan No. 6518291


               entity of the Borrower, (ii) whose membership interests are owned beneficially, directly or indirectly, by Borrower or any constituent entity of the Borrower, (iii) which controls or is under common control with the Borrower or any constituent entity of the Borrower, or (iv) which is controlled by Borrower or any constituent entity of the Borrower. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether through ownership of voting securities, by contract or otherwise.

          (e) TRANSITION PERIOD shall mean a period of twenty-four (24) months from the date of initial funding of the Loan.

          (f) RENT shall mean all rentals actually received by or paid to the Borrower, from tenants under the Leases.

     2. THE DEPOSIT. Concurrently with its execution of this Agreement, Borrower agrees to deposit with Lender a Letter of Credit ("LETTER OF CREDIT") in the amount of Three Million Six Hundred Fifty Thousand and No/100 Dollars ($3,650,000.00) ("DEPOSIT") The Letter of Credit shall be an irrevocable, unconditional, transferable site draft evergreen Letter of Credit, in form and substance reasonably satisfactory to Lender, issued by a bank reasonably satisfactory to Lender, and which shall be drawn upon or reduced or released in accordance with this Agreement. The Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (Publication No. 500), shall specifically waive Article 17 of such Publication, and shall permit partial draws and reductions. The Letter of Credit shall also provide that a draw of the Letter of Credit shall be recognized by the issuer of the Letter of Credit by 3:00 p.m. of the date the site draft is provided to issuer, provided such site draft is delivered to the issuer, on or before 11:00 a.m. on such date. It is further required that the bank issuing the Letter of Credit (or any substituted letter of credit), be reasonably acceptable to Lender not only at the time of the issuance of said Letter of Credit, but shall also continue to be acceptable to Lender during the entire term of said Letter of Credit, including all extension and/or renewal periods. In the event Lender, in its reasonable discretion, shall determine that an issuing bank is or has become unacceptable to Lender, the Borrower shall be obligated to provide Lender within fifteen (15) business days after Borrower's receipt of written notice from Lender that the bank is unacceptable with (i) a substitute letter of credit and agreement in form and substance reasonably satisfactory to Lender and issued by a bank satisfactory to Lender; or (ii) Three Million Six Hundred Fifty Thousand and No/100 Dollars ($3,650,000.00) in cash to be held by Lender in escrow pursuant to the terms of this Agreement and such cash escrow shall be deemed the "Reserve" hereunder. In the event that Borrower does not provide such substitute letter of credit and agreement or cash escrow to Lender within fifteen (15) business days after Borrower's receipt of written notice from Lender of the unacceptability of said bank, such failure shall be a default under the Loan Documents and Lender shall be authorized to draw on the Letter of Credit and to apply the proceeds as described below and to exercise its other remedies under the Loan Documents. The Deposit and all other funds deposited by Borrower pursuant to this Agreement shall hereinafter be collectively referred to as the "Reserve". The Reserve shall be held and

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                                                         JHLICO Loan No. 6518291


released by Lender, and used by Borrower, in accordance with the terms and conditions of this Agreement.

     3. USE OF THE RESERVE. Lender shall have no obligation to return the Letter of Credit unless Borrower has satisfied the requirements for release of the Reserve to Borrower described below.

     4. RELEASE OF RESERVE. The following conditions ("TRANSFER CONDITIONS") shall apply to the return of the Letter of Credit and/or release of the Reserve:

          (a) Borrower shall not then be in breach of any provision of this Agreement nor shall an Event of Default then exist under any of the Loan Documents.

          (b) Borrower is then the owner in fee simple of Phase II, subject only to such title exceptions as are reasonably satisfactory to Lender.

          (c) Borrower shall provide evidence reasonably satisfactory to Lender that (i) Rent in an amount not less than $502,908.00 per annum shall be currently collectible from actual occupants of Phase II under written Leases that are in form, for periods and at rentals satisfactory in all respects to Lender, under which Leases there shall be no concessions, free rent or rebates, and occupancy at Phase II under such Leases shall be no less than 90.5%.

          (d) Borrower shall provide evidence reasonably satisfactory to Lender that Rent in an amount of not less than $3,648,007.00 per annum shall be currently collectible from actual occupants of the combined Phase I and Phase II under written Leases that are in form, for periods and at rentals satisfactory in all respects to Lender, under which Leases there shall be no concessions, free rent or rebates, and occupancy at the combined Phase I and Phase II under such Leases shall be no less than 94%.

          (e) Borrower shall provide an updated appraisal of the combined Phase I and Phase II satisfactory to Lender in its reasonable discretion.

          (f) The loan to value ratio for the combined Phase I and Phase II shall not be greater than fifty-five percent (55%) and the Debt Service Coverage Ratio for the Loan shall not be less than 2.72:1 as calculated by Lender.

          (g) Borrower shall provide Lender with a certified rent roll and operating statements and calculations evidencing satisfaction of the requirements of Paragraph 4(c) and 4(d) above and the Debt Service Coverage Ratio as set forth in Paragraph 4(f) above.

          (h) Borrower, at its sole cost and expense, shall have executed all Loan Documents (including without limitation an Amendment to Mortgage in the form attached hereto as EXHIBIT C) and taken all actions necessary in accordance with the Application, to provide

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                                                         JHLICO Loan No. 6518291


Lender (a) a first priority, perfected lien and security interest in and to Phase II securing the Loan, and (b) a first priority lien and security interest in and to Phase I securing the Loan.

          (i) Borrower, at its sole cost and expense, shall have delivered to Lender a title insurance policy covering Phase II dated as of the date and time of the recording of the Mortgage covering Phase I, in the form of the commitment for such policy approved at the time of the funding of the Loan and which otherwise conforms to the requirements of the Application.

          (j) Borrower shall have satisfied again all conditions of the Application for Phase II except that Lender shall accept the items set forth in the Transition Submission Schedule attached hereto as EXHIBIT D to provide, update or confirm information to satisfy the requirements of the corresponding sections of the Application noted on EXHIBIT D.

          (k) Borrower shall pay all costs and expenses of Lender in connection with the satisfaction of the Transition Conditions, including without limitation attorneys' fees for drafting, negotiating, delivering and recording the Loan Documents covering Phase II.

          (l) Borrower shall provide Lender with such additional documents, certificates and affidavits as Lender may reasonably request.

     If Borrower shall not then be in breach of any provision of this Agreement nor shall an Event of Default then exist under any of the Loan Documents, then Lender, within ten (10) business days after receipt of a disbursement request ("Disbursement Request") in the form attached hereto as EXHIBIT E shall, subject to the terms and conditions set forth below, return to Borrower the Reserve and/or the original Letter of Credit then in the possession of Lender.

     Borrower agrees to use diligent efforts to satisfy the Transition Conditions on or before expiration of the Transition Period. In the event that the Borrower fails to satisfy the Transition Conditions on or before expiration of the Transition Period, then Lender, in its sole discretion, may elect either
(a) to continue to hold the Letter of Credit and/or Reserve for an additional period of time which Lender shall determine in its sole discretion, or (b) to apply the Letter of Credit and/or Reserve as provided in Section 5 below.

     5.   REMEDIES.

          (a) In order to secure Borrower's repayment of the Note and performance of all other covenants and conditions required on the part of Borrower to be observed or performed hereunder and under the Loan Documents, Borrower, to the extent Borrower possesses any interest in the Reserve, hereby pledges, assigns and grants to Lender a continuing first lien security interest in the Reserve, and Lender is hereby given a lien upon, security title to, and a security interest in the Reserve. Borrower hereby acknowledges that Lender has complete dominion and control over the Reserve, and Borrower shall not, without the express written consent of Lender, have any access to or right to draw against any of the Reserve.

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                                                         JHLICO Loan No. 6518291


          (b) Upon the occurrence of an Event of Default or in the event of Borrower's breach of any provision of this Agreement, which breach is not cured within five (5) business days after Borrower's receipt of written notice, or in the event Lender receives notice of the non-renewal of the Letter of Credit and does not receive from the issuer of the Letter of Credit, at least thirty (30) days prior to the date upon which such renewal will take place, a replacement Letter of Credit in form and substance reasonably satisfactory to Lender in its sole discretion from an issuer reasonably satisfactory to Lender as described herein, Lender shall have all remedies available under Article 9 of the Uniform Commercial Code, under common law, and under any other applicable laws and, at its sole option, may terminate this Agreement, and may draw upon the Letter of Credit and/or retain any funds constituting the Reserve then being held pursuant to this Agreement and apply such Reserve in such order and in such amounts as Lender shall elect, in its sole and absolute discretion: (i) in whole or in part, in such amount as Lender in its sole discretion may elect toward repayment of the indebtedness evidenced by the Note and the Loan Documents; and/or (ii) toward reimbursement of Lender for any losses or expenses (including, without limitation, legal fees) suffered or incurred by Lender as a result of such default.

     6. INDEMNIFICATION. Borrower shall hold harmless, indemnify and defend Lender from and against any and all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including without limitation reasonable attorneys' fees and expenses) imposed upon or incurred by Lender arising from, or in connection with, directly or indirectly, this Agreement, except if caused by Lender's gross negligence or willful misconduct. This indemnity is in addition to any other indemnity agreements made by Borrower to Lender in the Mortgage, the Note or in any of the other Loan Documents. Borrower covenants and agrees that, in performing any of its duties under this Agreement, neither Lender nor any of its successors or assigns shall be liable for any losses, costs or damages which may be incurred by any of them as a result thereof, except for any losses, costs or damages arising out of the willful misconduct or gross negligence of such party.

     7. FEES AND COSTS. Borrower shall reimburse Lender within ten (10) business days after demand all reasonable fees, charges, costs and expenses incurred by Lender in connection with all inspections made by Lender or Lender's representatives in carrying out Lender's responsibility to make certain determinations under this Agreement.

     8.   MISCELLANEOUS.

          (a) Except as otherwise expressly provided herein, in any instance where the consent or approval of Lender is required or may be given or where any determination, judgment or decision is to be rendered by Lender under this Agreement, such approval and consent shall be given or withheld in Lender's reasonable discretion, and such approval and consent shall not be unreasonably delayed or conditioned.

          (b) All notices hereunder shall be given in accordance with the provisions of the Mortgage, except all notices hereunder to Lender shall be given to the following address: John Hancock Life Insurance Company, John Hancock Place, 200 Clarendon Street, Boston, Massachusetts 02116, Attn: Arthur Francis, Loan Number 6518291.

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                                                         JHLICO Loan No. 6518291


          (c) This Agreement shall be binding upon Borrower and its heirs, devisees, representatives, successors and assigns, including successors in interest of Borrower in and to all or any part of the Mortgaged Property, and shall inure to the benefit of and may be enforced by Lender and its heirs, successors, legal representatives, substitutes and assigns. Borrower shall not assign any of its rights or obligations under this Agreement.

          (d) This Agreement is intended solely for the benefit of Borrower and Lender, and no third party shall have any right or interest in this Agreement, nor any right to enforce this Agreement against any party hereto.

          (e) This Agreement contains the complete and entire understanding of the parties with respect to the matters covered and may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower and Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          (f) Each and every provision for the consent, approval, inspection, review or verification by Lender hereunder is for Lender's own purpose and benefit only, and no other party may require that the same be given or be entitled to assume that Lender shall refuse to make or give the same.

          (g) Borrower hereby covenants that Borrower shall not further pledge, assign or grant a security interest or any other interest in or to, the Reserve, or any proceeds, replacement or substitutes thereto.

          (h) No right or remedy conferred upon or reserved to Lender under this Agreement is intended to be exclusive of any other right or remedy, and each and every such right and remedy shall be cumulative and concurrent and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary by Lender.

          (i) Nothing herein or in the Loan Documents is intended to create, nor creates, nor shall be deemed to create, a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender, nor to grant Lender any interest in the Mortgaged Property other than that of creditor or mortgagee.

          (j) If any provisions of this Agreement shall conflict with any provisions of the other Loan Documents regarding the Reserve, the provisions contained in this Agreement shall control.

          (k) If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

          (l) For purposes of Article 9 of the Uniform Commercial Code, the laws of the State of Georgia shall govern the perfection, the effect of perfection or non-perfection, and the

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                                                         JHLICO Loan No. 6518291


priority of any security interests in a deposit account with a bank created by this Agreement. In all other respects, this Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable laws of the United States of America.

          (m) This Agreement may be executed in multiple counterparts, each of which when taken together shall constitute one and the same original.

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                                                         JHLICO Loan No. 6518291


     IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the date first above written.

                               BORROWER:

                               INLAND WESTERN SPARTANBURG, L.L.C.,
                               a Delaware limited liability company

                               By: Inland Western Spartanburg SPE, L.L.C., a Delaware limited liability company, its Sole Member

                                    By: Inland Western Retail Real Estate Trust,
                                        Inc., a Maryland corporation, its Sole
                                        Member

Signed, sealed and delivered
in the presence of:

                                        By:   /s/ Debra A. Palmer
                                           -------------------------------------
/s/ Candace A. Scott                    Name:   Debra A. Palmer
-------------------------------              -----------------------------------
Name:                                   Title:  Asst Secretary
                                              ----------------------------------

/s/ Katherine A. Newell
-------------------------------
Name:

                                    Borrower's Social Security or Taxpayer
                                    Identification Number:______________________

                               LENDER:

Signed, sealed and delivered   JOHN HANCOCK LIFE INSURANCE COMPANY,
in the presence of:            a Massachusetts corporation

-------------------------------
Name:                          By:
                                  ----------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                     -------------------------------------------

-------------------------------
Name:

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                                                         JHLICO Loan No. 6518291


                                LIST OF EXHIBITS

Exhibit "A" - Legal Description
Exhibit "B" - Application
Exhibit "C" - Amendment to Mortgage
Exhibit "D" - Transition Submission Schedule
Exhibit "E" - Disbursement Request

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                                                         JHLICO Loan No. 6518291


                                   EXHIBIT "A"


                                LEGAL DESCRIPTION


Phase I


                                 WAL-MART TRACT


All that certain piece, parcel or lot of land lying and being in Spartanburg County, State of South Carolina, being shown and designated on an ALTA/ASCM Land Title Survey for Inland Western Spartanburg, L.L.C., Dorman Centre, Phase I, by Freeland & Associates, Inc., dated January 19, 2004, last revised March 3, 2004, and having the following metes and bounds to wit:

Commencing at an iron pin on the southern right-of-way of W.O. Ezell Boulevard (US 29, 75' right-of-way from centerline), said iron pin being located approximately 269 feet in a southwesterly direction from Westchester Place and being the most northwesterly corner of Shaw Road Land Associates, LLC; thence leaving said right-of-way along the common line of Shaw Road Land Associates, LLC S 04-58-26 E for 197.42 feet to an iron pin; thence along the common line of Shaw Road Land Associates, LLC and Camelot 1 Subdivision S 04-58-26 E for 637.89 feet to an iron pin being the POINT OF BEGINNING; thence continuing along the common line of Camelot 1 Subdivision S 04-58-26 E for 946.57 feet to a concrete monument found; thence along the common line of Camelot III-A Subdivision S 50-54-40 W for 710.29 feet to an iron pin; thence along the common line of Outparcel 6 (Shops, Dorman Centre - Phase 2) N 04-58-26 W for 247.73 feet to an iron pin; thence along the common line of Outparcel 6 and Outparcel 5 N 48-14-23 W for 696.83 feet to an iron pin; thence along the common line of Out Parcel 2 the following courses and distances: N 00-15-30 W for 25.94 feet to an iron pin; thence N 44-09-51 W for 78.09 feet to an iron pin; thence N 29-43-08 W for
118.42 feet to an iron pin; thence N 79-48-01 W for 19.80 feet to an iron pin on the eastern right-of-way of Dorman Centre Drive (variable width right-of-way); thence along said eastern right-of-way the following courses and distances: N 41-25-14 E for 73.72 feet to an iron pin; thence N 27-50-30 E for 49.89 feet to an iron pin; thence N 41-45-37 E for 79.85 feet to an iron pin; thence with a curve to the right having a radius of 438.50 feet, an arc length of 96.O8 feet and a chord bearing and distance of N 48-02-15 E for 95.89 feet to an iron pin; thence with a curve to the left having a radius of 347.50 feet, an arc length of
129.44 feet and a chord bearing and distance of N 43-38-36 E for 128.69 feet to a PK nail; thence leaving said right-of-way along the common line of Shops Tract 2 S 61-04-39 E for 53.90 feet to a PK nail; thence N 85-00-00 E for 141.35 feet to a PK nail; thence S 04-58-26 E for 33.69 feet to a PK nail; thence N 85-01-34 E for 167.60 feet to a PK nail; thence S 04-58-26 E for 15.60 feet to a PK nail; thence N 85-01-34 E for 116.75 feet to a point at a building corner; thence N 04-58-26 W for 34.08 feet to a point on the building line of Shops Tract 2; thence N 85-01-34 E for 90.83 feet to a PK nail; thence N 04-58-26 W for 117.28 feet to a PK nail; thence

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                                                         JHLICO Loan No. 6518291


along the common line of Home Depot USA, Inc. N 85-01-34 E for 123.55 feet to a PK nail; thence N 47-05-16 E for 46.10 feet to a PK nail; thence N 85-01-34 E for 148.64 feet to an iron pin being the Point of Beginning. Said tract contains
22.217 acres or 967,776 square feet more or less.

TMS No. 6-21-05-001.04

                                  SHOPS TRACT 1

All that certain piece, parcel or lot of land lying and being in Spartanburg County, State of South Carolina, being shown and designated on an ALTA/ASCM Land Title Survey for Inland Western Spartanburg, L.L.C., Dorman Centre, Phase I, by Freeland & Associates, Inc., dated January 19, 2004, last revised March 3, 2004 and having the following metes and bounds to wit:

Beginning at an iron pin on the southern right-of-way of W.O. Ezell Boulevard (US 29, 75' right-of-way from centerline), said iron pin being located approximately 269 feet in a southwesterly direction from Westchester Place and being the most northwesterly corner of Shaw Road Land Associates, LLC; thence leaving said right-of-way along the common line of Shaw Road Land Associates, LLC S 04-58-26 E for 197.42 feet to an iron pin; thence along the common line of Home Depot USA, Inc. S 85-01-34 W for 373.46 feet to a PK nail; thence
N 04-58-26 W for 38.00 feet to a PK nail; thence S 85-01-34 W for 302.49 feet to an iron pin on the eastern right-of-way of the Dorman Centre Drive (variable width right-of-way; thence along said eastern right-of-way with a curve to the left having a radius of 897.50 feet, an arc length of 131.60 feet and a chord bearing and distance of N 00-46-51 W for 131.49 feet to an iron pin; thence
N 04-58-26 W 29.00 feet to an iron pin at the intersection of said eastern right-of-way with the southern right-of-way of W.O. Ezell Boulevard; thence along said southern right-of-way N 85-05-19 E for 666.34 feet to an iron pin being the Point of Beginning. Said tract contains 2,774 acres or 120,842 square feet more or less.

TMS No. 6-21-05-001.02

                                  SHOPS TRACT 2

All that certain piece, parcel or lot of land lying and being in Spartanburg County, State of South Carolina, being shown and designated on an ALTA/ASCM Land Title Survey for Inland Western Spartanburg, L.L.C., Dorman Centre, Phase I, by Freeland & Associates, Inc., dated January 19, 2004, last revised March 3, 2004, and having the following metes and bounds to wit:

Commencing at an iron pin on the southern right-of-way of W.O. Ezell Boulevard (US 29, 75' right-of-way from centerline), said iron pin being located approximately 269 feet in a southwesterly direction from Westchester Place and being the most northwesterly corner of Shaw Road Land Associates, LLC; thence leaving said right-of-way along the common line of Shaw Road Land Associates, LLC S 04-58-26 E for 197.42 feet to an iron pin; thence along the common line of Shaw Road Land Associates, LLC and Camelot 1 Subdivision S 04-58-26 E for 637.89 feet to an iron pin; thence along the common line of the Wal-Mart Tract
S 85-01-34 W for

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                                                         JHLICO Loan No. 6518291


148.64 feet to a PK nail; thence S 47-05-16 W for 46.10 feet to a PK nail; thence S 85-01-34 W for 123.55 feet to a PK nail being the POINT OF BEGINNING; thence continuing along the common line of the Wal-Mart Tract S 04-58-26 E for
117.28 feet to a PK nail; thence S 85-01-34 W for 90.83 feet to a point on the building line; thence S 04-58-26 E for 34.08 feet to a point being a building corner; thence S 85-01-34 W for 116.75 feet to a PK nail; thence N 04-58-26 W for 15.60 feet to a PK nail; thence S 85-01-34 W for 167.60 feet to a PK nail; thence N 04-58-26 W for 33.69 feet to a PK nail; thence S 85-00-00 W for 141.35 feet to a PK nail; thence N 61-04-39 W for 53.90 feet to a PK nail on the eastern right-of-way of Dorman Centre Drive (variable width right-of-way); thence along said eastern right-of-way with a curve to the left having a radius of 347.50 feet, an arc length of 60.08 feet and a chord bearing and distance of N 28-01-09 E for 60.01 feet to an iron pin; thence leaving said eastern right-of-way along the common line of Home Depot USA, Inc. S 61-04-39 E for
14.36 feet to an iron pin; thence S 41-54-43 E for 47.58 feet to an iron pin; thence N 85-01-34 E for 187.25 feet to a PK nail; thence N 04-58-26 W for 63.03 feet to a PK nail; thence N 85-01-34 E for 115.89 feet to an iron pin; thence N 04-58-26 W for 4.76 feet to an iron pin; thence N 85-01-34 E for 184.94 feet to a PK nail being the Point of Beginning. Said tract contains 1.214 acres or 52,875 square feet more or less.

TMS No. 6-21-05-001.03

                                  SHOPS TRACT 3

All that certain piece, parcel or lot of land lying and being in Spartanburg County, State of South Carolina, being shown and designated on an ALTA/ASCM Land Title Survey for Inland Western Spartanburg, L.L.C., Dorman Centre, Phase I, by Freeland & Associates, Inc., dated January 19, 2004, last revised March 3, 2004, and having the following metes and bounds to wit:

Beginning at an iron pin found on the eastern right-of-way of East Blackstock Road (SC 215), said iron pin being the most southwesterly corner of Hammett (Plat Book 30, page 357); thence leaving said right-of-way along the common line of Hammett N 43-52-15 E for 144.59 feet to an iron pin; thence along the common line of Nunez, Angel (Quincy's, Plat Book 88, page 687), Conn (Plat Book 71, page 16) and Rosello N 01-25-58 W for 711.35 feet to an iron pin; thence along the common line of Rosello S 79-19-11 W for 232.84 feet to an iron pin on the eastern right-of-way of East Blackstock Road (SC 215); thence along said right-of-way N 10-42-30 W for 49.72 feet to an iron pin; thence leaving said right-of-way along the common line of Talley Drive, LLC (Plat Book 81, page 135) N 79-11-51 E for 240.75 feet to an iron pin; thence along the common line of Talley Drive LLC, P.H. Properties (Plat Book 71, page 16) and Sylwn Partnership (Plat Book 71, page 16) N 01-27-56 W for 389.60 feet to an iron pin; thence along the common line of Yeoman's N 73-44-44 E for 233.51 feet to an iron pin; thence along the common line of C&T Investment, Inc. N 73-50-42 E for 155.49 feet to a concrete monument found; thence along the common line of Out Parcel #1 (Tenant Development Group, LLC S 04-58-26 E for 67.46 feet to an iron pin; thence N 85-01-34 E for 292.16 feet to an iron pin on the western right-of-way of Dorman Centre Drive (variable width right-of-way); thence along said western right-of-way S 04-58-26 E for 101.80 feet to an iron pin; thence S 04-47-10 W for 281.57 feet to an iron pin; thence S 05-01-22 E for 79.74 feet to an iron pin; thence with a curve to the right having a radius of 288.50 feet, an arc length of 284.69 feet and a chord bearing and distance of S 26-02-42 W for

                                                         JHLICO Loan No. 6518291


273.28 feet to an iron pin; thence with a curve to the left having a radius of
497.50 feet, an arc length of 109.01 feet and a chord bearing and distance of S 48-02-15 W for 108.79 feet to an iron pin; thence S 41-45-37 W for 502.12 feet to an iron pin; thence with a curve to the left having a radius of 519.47 feet, an arc length of 156.11 feet and a chord bearing and distance of S 26-56-56 W for 155.52 feet to an iron pin; thence with a curve to the right having a radius of 88.50 feet, an arc length of 103.83 feet and a chord bearing and distance of S 51-24-53 W for 97.98 feet to an iron pin; thence S S5-01-34 W for 44.71 feet to a PK nail on the eastern right-of-way of East Blackstock Road (SC 215); thence along said eastern right-of-way N 10-43-46 W for 36.10 feet to an iron pin being the Point of Beginning. Said tract contains 14.105 acres or 614,396 square feet more or less.

TMS No. 6-21-05-001.07

ALSO, all real property rights, including, but not limited to, rights of ingress, egress, access and parking arising and under the following instruments:

       A) Amended and Supplemented Covenants regarding Tenant Uses, dated February 19, 2004, recorded in Deed Book 79-T at page 191, Spartanburg County records; and

       B) Covenants Regarding Tenant Uses dated January 31, 2004, recorded March 1, 2004 in Deed Book 79-U at page 446, Spartanburg County records.

       C) Easements and Covenants with Restrictions Affecting Land dated November 1, 2002, and recorded in Deed Book 76-T at page 610, Spartanburg County records.

       D) First Amendment to Easement with Covenants and Restrictions Affecting Land dated November 6, 2003, and recorded in Deed Book 79-B at page 911, Spartanburg County records.


Phase II

All of that property identified generally as Out Parcel #2, Out Parcel #5 and Out Parcel #6 (Shops) on ALTA/ACSM Land Title Survey #51826 - Inland dated January 19, 2004 (last revised on March 24, 2004) prepared by James R. Freeland, Freeland & Associates, Inc., and to be more fully legally described in a manner approved by Lender

                                                         JHLICO Loan No. 6518291


                                   EXHIBIT "B"


                                   Application

JHLICO Loan No. 6518291


                                   EXHIBIT "C"

                              AMENDMENT TO MORTGAGE

JHLICO Loan No. 6518291


                           FIRST AMENDMENT TO MORTGAGE

          This Agreement made as of this _____ day of ___________, 2006, by and between INLAND WESTERN SPARTANBURG, L.L.C., a Delaware limited liability company ("Borrower"), and JOHN HANCOCK LIFE INSURANCE COMPANY, a Massachusetts corporation ("Lender").

                                    RECITALS:

          A. Inland Western Spartanburg, L.L.C., a Delaware limited liability company is the maker of (i) a Mortgage Note dated as of April 9, 2004 in the original principal amount of Twenty-seven Million Six Hundred Ten Thousand and No/100 Dollars ($27,610,000.00) made payable to the order of Lender ("the Note"), (ii) a Mortgage, Assignment of Leases and Rents and Security Agreement dated as of April 9, 2004 and recorded on April ____, 2004 in the Office of the Spartanburg County, South Carolina Register of Deeds in Book ____, Page ________ ("the Mortgage"), securing payment of the indebtedness evidenced by the Note and conveying the real and personal property described therein (and described in Exhibit A attached hereto) to Lender, (iii) an Assignment of Leases and Rents dated as of April 9, 2004 ("the Rent Assignment") and recorded on April _____, 2004 in the Office of the Spartanburg County, South Carolina Register of Deeds in Book __________, Page __________, and certain other Loan

JHLICO Loan No. 6518291


Documents (as hereinafter defined). The Note evidences indebtedness of Borrower to Lender in the original principal amount of $27,610,000.00, which indebtedness is hereinafter sometimes referred to as "the Loan". The Mortgage, the Rent Assignment and all other documents related to the Loan or securing the Note are hereinafter called "the Loan Documents".

          B. The Note and Mortgage and Rent Assignment and all of the other Loan Documents are presently owned and held by Lender.

          C. Borrower and Lender have agreed to amend the Mortgage on the terms and conditions hereinafter set forth.

          NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby covenant and agree as follows:

          1. Effective as of the date hereof, the legal description set forth on Exhibit A to the Mortgage shall be and hereby is amended by deleting it in its entirety and by substituting in lieu thereof the following:

                                    EXHIBIT A

   [To be completed upon preparation of a title report and survey of Phase II]

          2. Except as expressly amended and modified hereby, the Mortgage as amended hereby and all of the other Loan Documents, and all of the terms and provisions thereof, are hereby ratified and confirmed and shall remain in full force and effect.

JHLICO Loan No. 6518291


     IN WITNESS WHEREOF, the parties have executed this instrument as of the date first above written.

                              BORROWER:

                              INLAND WESTERN SPARTANBURG, L.L.C.,
                              a Delaware limited liability company

                              By: Inland Western Spartanburg SPE, L.L.C., a Delaware limited liability company, its Sole Member

                                    By: Inland Western Retail Real Estate Trust,
                                        Inc., a Maryland corporation, its Sole
                                        Member

Signed, sealed and delivered
in the presence of:

                                        By:   /s/ Debra A. Palmer
                                           -------------------------------------
/s/ Candace A. Scott                    Name:   Debra A. Palmer
-------------------------------              -----------------------------------
Name:                                   Title:  Asst Secretary
                                              ----------------------------------

/s/ Katherine A. Newell
-------------------------------
Name:

                                    LENDER:

Signed, sealed and delivered        JOHN HANCOCK LIFE INSURANCE
in the presence of:                 COMPANY, a Massachusetts corporation


-------------------------------
Name:                               By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

-------------------------------
Name:

JHLICO Loan No. 6518291


STATE OF ILLINOIS

COUNTY OF DuPage

     PERSONALLY appeared before me the undersigned witness, who, being duly sworn, says that (s)he saw Debra A. Palmer, Ass't Sec. of Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, which is the Sole Member of Inland Western Spartanburg SPE, L.L.C., a Delaware limited liability company, (the "Company"), sign, seal and as his/her act and deed, and as the act and deed of the Company, deliver the foregoing instrument, and that (s)he with the other witness named above witnessed the execution and delivery thereof as the act and deed of the said Company.

                                   /s/ Candace A. Scott
SWORN to before me this 12th       ----------------------------------
day of April, 2004.                (Signature of Witness)

/s/ Nancy C Phillips                (SEAL)
------------------------------------
Notary Public,
State of  Illinois
        ----------------------------
My commission expires:                           OFFICIAL SEAL
                      --------------            NANCY C PHILLIPS
                                        NOTARY PUBLIC. STATE OF ILLINOIS
                                        MY COMMISSION EXPIRES:06/30/04

STATE OF ILLINOIS

COUNTY OF DuPage

     PERSONALLY appeared before me the undersigned witness who, being duly sworn, says that (s)he saw Debra A. Palmer, Ass't Sec of Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, which is the Sole Member of Inland Western Spartanburg SPE, L.L.C., a Delaware limited liability company, which is the Sole Member of Inland Western Spartanburg, L.L.C., a Delaware limited liability company (the "Company"), sign, seal and as his/her act and deed, and as the act and deed of the Company, deliver the foregoing instrument, and that (s)he with the other witness named above witnessed the execution and delivery thereof as the act and deed of the said Company.

                                   /s/ Katherine A. Newell
SWORN to before me this 12th      -----------------------------------
day of April, 2004.                (Signature of Witness)

/s/ Nancy C Phillips                (SEAL)
------------------------------------
Notary Public,
State of  Illinois
        ----------------------------
My commission expires:                           OFFICIAL SEAL
                      --------------            NANCY C PHILLIPS
                                        NOTARY PUBLIC. STATE OF ILLINOIS
                                        MY COMMISSION EXPIRES:06/30/04

JHLICO Loan No. 6518291


COMMONWEALTH OF MASSACHUSETTS

COUNTY OF SUFFOLK

     PERSONALLY appeared before me the undersigned witness, who, being duly sworn, says that (s)he saw _____________________, ___________ of John Hancock
Life Insurance Company, a Massachusetts corporation (the "Company"), sign, seal and as his/her act and deed, and as the act and deed of the Company, deliver the foregoing instrument, and that (s)he with the other witness named above witnessed the execution and delivery thereof as the act and deed of the said Company.

SWORN to before me this_______      --------------------------------------
day of________________, 20__.       (Signature of Witness)

                                    (SEAL)
------------------------------------
Notary Public,
State of
        ----------------------------
My commission expires:
                      --------------

COMMONWEALTH OF MASSACHUSETTS COUNTY OF SUFFOLK

          PERSONALLY appeared before me the undersigned witness, who, being duly sworn, says that (s)he saw _________________________, ______________ of John
Hancock Life Insurance Company, a Massachusetts corporation (the "Company"), sign, seal and as his/her act and deed, and as the act and deed of the Company, deliver the foregoing instrument, and that (s)he with the other witness named above witnessed the execution and delivery thereof as the act and deed of the said Company.

SWORN to before me this ______      --------------------------------------
day of________________, 20___.      (Signature of Witness)

                                    (SEAL)
------------------------------------
Notary Public,
State of
        ----------------------------
My commission expires:
                      --------------

JHLICO Loan No. 6518291


                                    EXHIBIT A


                            LEGAL DESCRIPTION OF LAND

Phase I


                                 WAL-MART TRACT

All that certain piece, parcel or lot of land lying and being in Spartanburg County, State of South Carolina, being shown and designated on an ALTA/ASCM Land Title Survey for Inland Western Spartanburg, L.L.C., Dorman Centre, Phase I, by Freeland & Associates, Inc., dated January 19, 2004, last revised March 3, 2004, and having the following metes and bounds to wit:

Commencing at an iron pin on the southern right-of-way of W.O. Ezell Boulevard (US 29, 75' right-of-way from centerline), said iron pin being located approximately 269 feet in a southwesterly direction from Westchester Place and being the most northwesterly corner of Shaw Road Land Associates, LLC; thence leaving said right-of-way along the common line of Shaw Road Land Associates, LLC S 04-58-26 E for 197.42 feet to an iron pin; thence along the common line of Shaw Road Land Associates, LLC and Camelot 1 Subdivision S 04-58-26 E for 637.89 feet to an iron pin being the POINT OF BEGINNING; thence continuing along the common line of Camelot 1 Subdivision S 04-58-26 E for 946.57 feet to a concrete monument found; thence along the common line of Camelot III-A Subdivision S 50-54-40 W for 710.29 feet to an iron pin; thence along the common line of Outparcel 6 (Shops, Dorman Centre - Phase 2) N 04-58-26 W for 247.73 feet to an iron pin; thence along the common line of Outparcel 6 and Outparcel 5 N 48-14-23 W for 696.83 feet to an iron pin; thence along the common line of Out Parcel 2 the following courses and distances: N 00-15-30 W for 25.94 feet to an iron pin; thence N 44-09-51 W for 78.09 feet to an iron pin; thence N 29-43-08 W for
118.42 feet to an iron pin; thence N 79-48-01 W for 19.80 feet to an iron pin on the eastern right-of-way of Dorman Centre Drive (variable width right-of-way); thence along said eastern right-of-way the following courses and distances: N 41-25-14 E for 73.72 feet to an iron pin; thence N 27-50-30 E for 49.89 feet to an iron pin; thence N 41-45-37 E for 79.85 feet to an iron pin; thence with a curve to the right having a radius of 438.50 feet, an arc length of 96.08 feet and a chord bearing and distance of N 48-02-15 E for 95.89 feet to an iron pin; thence with a curve to the left having a radius of 347.50 feet, an arc length of
129.44 feet and a chord bearing and distance of N 43-38-36 E for 128.69 feet to a PK nail; thence leaving said right-of-way along the common line of Shops Tract 2 S 61-04-39 E for 53.90 feet to a PK nail; thence N 85-00-00 E for 141.35 feet to a PK nail; thence S 04-58-26 E for 33.69 feet to a PK nail; thence N 85-01-34 E for 167.60 feet to a PK nail; thence S 04-58-26 E for 15.60 feet to a PK nail; thence N 85-01-34 E for 116.75 feet to a point at a building corner; thence N 04-58-26 W for 34.08 feet to a point on the building line of Shops Tract 2; thence N 85-01-34 E for 90.83 feet to a PK nail; thence N 04-58-26 W for 117.28 feet to a PK nail; thence along the common line of Home Depot USA, Inc. N 85-01-34 E for 123.55 feet to a PK nail; thence N 47-05-16 E for 46.10 feet to a PK nail; thence N 85-01-34 E for 148.64

JHLICO Loan No. 6518291


feet to an iron pin being the Point of Beginning. Said tract contains 22.217 acres or 967.776 square feet more or less.

TMS No. 6-21-05-001.04

                                  SHOPS TRACT 1

All that certain piece, parcel or lot of land lying and being in Spartanburg County, State of South Carolina, being shown and designated on an ALTA/ASCM Land Title Survey for Inland Western Spartanburg, L.L.C., Dorman Centre, Phase I, by Freeland & Associates, Inc., dated January 19, 2004, last revised March 3, 2004 and having the following metes and bounds to wit:

Beginning at an iron pin on the southern right-of-way of W.O. Ezell Boulevard (US 29, 75' right-of-way from centerline), said iron pin being located approximately 269 feet in a southwesterly direction from Westchester Place and being the most northwesterly corner of Shaw Road Land Associates, LLC; thence leaving said right-of-way along the common line of Shaw Road Land Associates, LLC S 04-58-26 E for 197.42 feet to an iron pin; thence along the common line of Home Depot USA, Inc. S 85-01-34 W for 373.46 feet to a PK nail; thence N 04-58-26 W for 38.00 feet to a PK nail; thence S 85-01-34 W for 302.49 feet to an iron pin on the eastern right-of-way of the Dorman Centre Drive (variable width right-of-way); thence along said eastern right-of-way with a curve to the left having a radius of 897.50 feet, an arc length of 131.60 feet and a chord bearing and distance of N 00-46-51 W for 131.49 feet to an iron pin; thence N 04-58-26 W 29.00 feet to an iron pin at the intersection of said eastern right-of-way with the southern right-of-way of W.O. Ezell Boulevard; thence along said southern right-of-way N 85-05-19 E for 666.34 feet to an iron pin being the Point of Beginning. Said tract contains 2.774 acres or 120,842 square feet more or less.

TMS No. 6-21-05-001.02

                                  SHOPS TRACT 2

All that certain piece, parcel or lot of land lying and being in Spartanburg County, State of South Carolina, being shown and designated on an ALTA/ASCM Land Title Survey for Inland Western Spartanburg, L.L.C., Dorman Centre, Phase I, by Freeland & Associates, Inc., dated January 19, 2004, last revised March 3, 2004, and having the following metes and bounds to wit:

Commencing at an iron pin on the southern right-of-way of W.O. Ezell Boulevard (US 29, 75' right-of-way from centerline), said iron pin being located approximately 269 feet in a southwesterly direction from Westchester Place and being the most northwesterly corner of Shaw Road Land Associates, LLC; thence leaving said right-of-way along the common line of Shaw Road Land Associates, LLC S 04-58-26 E for 197.42 feet to an iron pin; thence along the common line of Shaw Road Land Associates, LLC and Camelot 1 Subdivision S 04-58-26 E for 637.89 feet to an iron pin; thence along the common line of the Wal-Mart Tract S 85-01-34 W for 148.64 feet to a PK nail; thence S 47-05-16 W for 46.10 feet to a PK nail; thence S 85-01-34 W for 123.55 feet to a PK nail being the POINT OF BEGINNING; thence continuing along the

JHLICO Loan No. 6518291


common line of the Wal-Mart Tract S 04-58-26 E for 117.28 feet to a PK nail; thence S 85-01-34 W for 90.83 feet to a point on the building line; thence S 04-58-26 E for 34.08 feet to a point being a building corner; thence S 85-01-34 W for 116.75 feet to a PK nail; thence N 04-58-26 W for 15.60 feet to a PK nail; thence S 85-01-34 W for 167.60 feet to a PK nail; thence N 04-58-26 W for 33.69 feet to a PK nail; thence S 85-00-00 W for 141.35 feet to a PK nail; thence N 61-04-39 W for 53.90 feet to a PK nail on the eastern right-of-way of Dorman Centre Drive (variable width right-of-way); thence along said eastern right-of-way with a curve to the left having a radius of 347.50 feet, an arc length of 60.08 feet and a chord bearing and distance of N 28-01-09 E for 60.01 feet to an iron pin; thence leaving said eastern right-of-way along the common line of Home Depot USA, Inc. S 61-04-39 E for 14.36 feet to an iron pin; thence S 41-54-43 E for 47.58 feet to an iron pin; thence N 85-01-34 E for 187.25 feet to a PK nail; thence N 04-58-26 W for 63.03 feet to a PK nail; thence N 85-01-34 E for 115.89 feet to an iron pin; thence N 04-58-26 W for 4.76 feet to an iron pin; thence N 85-01-34 E for 184.94 feet to a PK nail being the Point of Beginning. Said tract contains 1.214 acres or 52,875 square feet more or less.

TMS No. 6-21-05-001.03

                                  SHOPS TRACT 3

All that certain piece, parcel or lot of land lying and being in Spartanburg County, State of South Carolina, being shown and designated on an ALTA/ASCM Land Title Survey for Inland Western Spartanburg, L.L.C., Dorman Centre, Phase I, by Freeland & Associates, Inc., dated January 19, 2004, last revised March 3, 2004, and having the following metes and bounds to wit;

Beginning at an iron pin found on the eastern right-of-way of East Blackstock Road (SC 215), said iron pin being the most southwesterly comer of Hammett (Plat Book 30, page 357); thence leaving said right-of-way along the common line of Hammett N 43-52-15 E for 144.59 feet to an iron pin; thence along the common line of Nunez, Angel (Quincy's, Plat Book 88, page 687), Conn (Plat Book 71, page 16) and Rosello N 01-25-58 W for 711.35 feet to an iron pin; thence along the common line of Rosello S 79-19-11 W for 232.84 feet to an iron pin on the eastern right-of-way of East Blackstock Road (SC 215); thence along said right-of-way N 10-42-30 W for 49.72 feet to an iron pin; thence leaving said right-of-way along the common line of Talley Drive, LLC (Plat Book 81, page 135) N 79-11-51 E for 240.75 feet to an iron pin; thence along the common line of Talley Drive LLC, P.M. Properties (Plat Book 71, page 16) and Sylwn Partnership (Plat Book 71, page 16) N 01-27-56 W for 389.60 feet to an iron pin; thence along the common line of Yeoman's N 73-44-44 E for 233.51 feet to an iron pin; thence along the common line of C&T Investment, Inc. N 73-50-42 E for 155.49 feet to a concrete monument found; thence along the common line of Out Parcel #1 (Tenant Development Group, LLC S 04-58-26 E for 67.46 feet to an iron pin; thence N 85-01-34 E for 292.16 feet to an iron pin on the western right-of-way of Dorman Centre Drive (variable width right-of-way); thence along said western right-of-way S 04-58-26 E for 101.80 feet to an iron pin; thence S 04-47-10 W for 281.57 feet to an iron pin; thence S 05-01-22 E for 79.74 feet to an iron pin; thence with a curve to the right having a radius of 288.50 feet, an arc length of 284.69 feet and a chord bearing and distance of S 26-02-42 W for
273.28 feet to an iron pin; thence with a curve to the left having a radius of
497.50 feet, an arc length of 109.01 feet and a chord bearing and distance of S 48-02-15

JHLICO Loan No. 6518291


W for 108.79 feet to an iron pin; thence S 41-45-37 W for 502.12 feet to an iron pin; thence with a curve to the left having a radius of 519.47 feet, an arc length of 156.11 feet and a chord bearing and distance of S 26-56-56 W for
155.52 feet to an iron pin; thence with a curve to the right having a radius of
88.50 feet, an arc length of 103.83 feet and a chord bearing and distance of S 51-24-53 W for 97.98 feet to an iron pin; thence S 85-01-34 W for 44.71 feet to a PK nail on the eastern right-of-way of East Blackstock Road (SC 215); thence along said eastern right-of-way N 10-43-46 W for 36.10 feet to an iron pin being the Point of Beginning. Said tract contains 14.105 acres or 614,396 square feet more or less.

TMS No. 6-21-05-001.07

ALSO, all real property rights, including, but not limited to, rights of ingress, egress, access and parking arising and under the following instruments:

       A) Amended and Supplemented Covenants regarding Tenant Uses, dated February 19, 2004, recorded in Deed Book 79-T at page 191, Spartanburg County records; and

       B) Covenants Regarding Tenant Uses dated January 31, 2004, recorded March 1, 2004 in Deed Book 79-U at page 446, Spartanburg County records.

       C) Easements and Covenants with Restrictions Affecting Land dated November 1, 2002, and recorded in Deed Book 76-T at page 610, Spartanburg County records.

       D) First Amendment to Easement with Covenants and Restrictions Affecting Land dated November 6, 2003, and recorded in Deed Book 79-B at page 911, Spartanburg County records.

Phase II

All of that property identified generally as Out Parcel #2, Out Parcel #5 and Out Parcel #6 (Shops) on ALTA/ACSM Land Title Survey #51826 - Inland dated January 19, 2004 (last revised on March 24, 2004) prepared by James R. Freeland, Freeland & Associates, Inc., and to be more fully legally described in a manner approved by Lender


Return after recording to:

Peter A. Sarasek, Esq.
Quarles & Brady LLP
500 West Madison Street
Suite 3700
Chicago, Illinois 60661

                                                         JHLICO Loan No. 6518291


                                   EXHIBIT "D"

                         TRANSITION SUBMISSION SCHEDULE


In conjunction with the satisfaction of the Transition Conditions, Lender will accept the following information and materials, rather than the requirements stated in the corresponding section of the Application, so long as (1) Borrower satisfied the requirements set forth in the corresponding section of the Application on or before the date of funding of the Loan (the "Closing"); (2) Borrower certifies to Lender in writing on a form satisfactory to Lender that no material change has occurred to any of the following items since the Closing; and (3) no Event of Default exists under the Loan Documents.

SECTION 13: THIRD PARTY INSPECTIONS

If requested by Lender, Borrower shall furnish an update of the Appraisal prepared by the appraiser who prepared the original Appraisal. The update must be acceptable to Lender.

SECTION 14: LEASE REQUIREMENTS

Borrower shall provide an updated rent roll certified by Borrower in form reasonably satisfactory to Lender.

SECTION 23: OPINION OF COUNSEL

Borrower shall provide new or updated opinions satisfactory in form and substance to Lender and its counsel dated as of the date of recording of the Amendment to the Mortgage covering Phase II from an attorney approved by Lender and its counsel and, in addition, at Lender's option, from such counsel, opining to the matters set forth in Sections 9(c)(ix) and (x), to the extent applicable and 23 of the Application as they apply to the Loan Documents for the Loan.

                                                         JHLICO Loan No. 6518291


                                   EXHIBIT "E"

                              DISBURSEMENT REQUEST

                             JHLICO LOAN NO. 6518291


TO:     JOHN HANCOCK LIFE INSURANCE COMPANY ("LENDER")

FROM:   INLAND WESTERN SPARTANBURG, L.L.C., ("BORROWER")

     This Disbursement Request is submitted by Borrower in accordance with the Transitional Security (Phase II) Reserve Agreement dated as of April 9, 2004 between Borrower and Lender (the "AGREEMENT"). Terms used with initial capital letters and not defined in this Disbursement Request have the meanings given them in the Agreement.

     1. Borrower hereby requests return of the Letter of Credit and/or disbursement of the entire Reserve.

     2. Borrower certifies, represents and warrants to Lender that (a) the Mortgaged Property satisfies the Debt Service Coverage Ratio and minimum loan-to-value requirements set forth in Paragraph 4(f) of the Agreement, (b) all rent and other sums due by tenants under Leases through the date of this Disbursement Request have been paid in full, (c) the Leases are in full force and effect and no default or any event which with the giving of notice or the lapse of time, or both, would become a default under the Lease by Borrower, or to Borrower's actual knowledge, by Tenant, has occurred, (d) Borrower is entitled to a disbursement of the Letter of Credit and/or Reserve pursuant to the Agreement; (e) Borrower's representations and warranties made in the Loan Documents and the Agreement are true and correct on and as of this date; and (f) no Event of Default has occurred.

                                                         JHLICO Loan No. 6518291


     Date: _____________,20___.


                            BORROWER:

                               INLAND WESTERN SPARTANBURG, L.L.C.,
                               a Delaware limited liability company

                               By: Inland Western Spartanburg SPE, L.L.C., a Delaware limited liability company, its Sole Member

                                    By: Inland Western Retail Real Estate Trust,
                                        Inc., a Maryland corporation, its Sole
                                        Member

Signed, sealed and delivered
in the presence of:

                                        By:   /s/ Debra A. Palmer
                                           -------------------------------------
/s/ Candace A. Scott                    Name:   Debra A. Palmer
-------------------------------              -----------------------------------
Name:                                   Title:  Asst Secretary
                                              ----------------------------------

/s/ Katherine A. Newell
-------------------------------
Name:

                                                         JHLICO Loan No. 6518291


STATE OF ILLINOIS

COUNTY OF DuPage

     PERSONALLY appeared before me the undersigned witness, who, being duly sworn, says that (s)he saw Debra A. Palmer, Ass't Sec of Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, which is the Sole Member of Inland Western Spartanburg SPE, L.L.C., a Delaware limited liability company, which is the Sole Member of Inland Western Spartanburg, L.L.C., a Delaware limited liability company (the "Company"), sign, seal and as his/her act and deed, and as the act and deed of the Company, deliver the foregoing instrument, and that (s)he with the other witness named above witnessed the execution and delivery thereof as the act and deed of the said Company.


SWORN to before me this 12th       Candace A. Scott
day of April, 2004.               -----------------------------------
                                   (Signature of Witness)

/s/ Nancy C Phillips                (SEAL)
------------------------------------
Notary Public,
State of  Illinois
        ----------------------------
My commission expires:                           OFFICIAL SEAL
                      --------------            NANCY C PHILLIPS
                                        NOTARY PUBLIC, STATE OF ILLINOIS
                                        MY COMMISSION EXPIRES: 06/30/04

STATE OF ILLINOIS

COUNTY OF DuPage

     PERSONALLY appeared before the undersigned witness, who, being duly sworn, says that (s)he saw Debra A. Palmer, Ass't Sec of Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, which is the Sole Member of Inland Western Spartanburg SPE, L.L.C., a Delaware limited liability company, which is the Sole Member of Inland Western Spartanburg, L.L.C., a Delaware limited liability company (the "Company"), sign, seal and as his/her act and deed, and as the act and deed of the Company, deliver the foregoing instrument, and that
(s)he with the other witness named above witnessed the execution and delivery thereof as the act and deed of the said Company.


SWORN to before me this 12th       /s/ Katherine A. Newell
day of April, 2004.               -----------------------------------
                                   (Signature of Witness)

/s/ Nancy C Phillips                (SEAL)
------------------------------------
Notary Public,
State of  Illinois
        ----------------------------
My commission expires:                           OFFICIAL SEAL
                      -------------             NANCY C PHILLIPS
                                        NOTARY PUBLIC, STATE OF ILLINOIS
                                        MY COMMISSION EXPIRES: 06/30/04

Initial Approval -- Name:                                Date:
                         -----------                          ------------------
Disbursement Approval -- Name:                           Date:
                              -----------                     ----------------

                                                                LOAN No. 6518291


                             BORROWER'S CERTIFICATE

DATE:          AS OF APRIL __, 2004

BORROWER:      INLAND WESTERN SPARTANBURG, L.L.C.

LENDER:        JOHN HANCOCK LIFE INSURANCE COMPANY

LOAN AMOUNT:   $27,610,000.00

ADDRESS:       121 DORMAN CENTRE
               SPARTANBURG, SOUTH CAROLINA

          In connection with the loan (the "LOAN") in the Loan Amount from Lender to Borrower secured by the Premises, Borrower hereby certifies as follows:

          1. The Premises are free and clear of all liens, encumbrances, servitudes and easements of any nature whatsoever, recorded or unrecorded, except as set forth in the pro forma title insurance policy issued by Chicago Title Insurance Company (#ETC 2003-2699), and to Borrower's best knowledge there has been no violation of any of the terms or provisions of any covenants, conditions, restrictions or easements affecting the Premises.

          2. All fixtures and articles of personalty attached to the Premises or used or usable in connection with the operation of the Premises, except for trade fixtures or articles of personalty that are owned or leased by any tenants of the improvements erected on the Premises, have been fully paid for and are the property of Borrower and are not subject to any security interests, conditional bills of sale, chattel mortgages or any other title retention agreements of a similar nature or to any other liens or encumbrances not specifically referred to herein.

          3. There are no federal tax claims or liens assessed or filed against Borrower, or any principal thereof, and there are no judgments against Borrower unsatisfied of record or docketed in any court of the state in which the Premises are located or in any other court located in the United States and no petition in bankruptcy has ever been filed by or against Borrower or any related entity or any principal thereof and neither Borrower nor any related entity or principal thereof has ever made any assignment for the benefit of creditors, filed a petition in bankruptcy or taken advantage of any insolvency act or any act for the benefit of debtors.

          4. The Premises are not subject to any leases other than the lease(s) (hereinafter referred to as the "LEASES") described in the most-recent certified rent roll delivered by Borrower to Lender (the "RENT ROLL"), and no person, party, firm or corporation has any possessory interest in the Premises or right to occupy the same except under and pursuant to the provisions of the Leases. The Rent Roll is a true, complete and correct rent roll of the Premises as of the date hereof. The requirements of Section 16(a) of Borrower's Application to Lender for the Loan have been satisfied by Borrower.

          5. As of the date hereof, (i) the Borrower is the owner and holder of the landlord's interest under each Lease; (ii) there are no prior assignments of any Lease or any

                                                                LOAN No. 6518291


portion of rents, additional rents, charges, issues or profits due and payable or to become due and payable thereunder (hereinafter collectively referred to as the "RENTS") which are presently outstanding and have priority over the Assignment of Leases and Rents (the "ASSIGNMENT OF LEASES AND RENTS"), dated the date hereof, given by Borrower to Lender and intended to be duly recorded; (iii) each Lease is in full force and effect; (iv) neither Borrower nor to Borrower's best knowledge any tenant under any Lease is in material default under any of the terms, covenants or provisions of the Lease and Borrower knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under any Lease; (v) to Borrower's best knowledge there are no offsets or defenses to the payment of any portion of the Rents;
(vi) all Rents due and payable under each Lease have been paid in full and no said Rents have been paid more than one (1) month in advance of the due dates thereof; and (vii) no tenant under any Lease has an option or right of first refusal to purchase the Premises or any portion thereof.

          6. The Premises consists of a single lot or multiple tax lots; no portion of said tax lot(s) covers property other than the Premises or a portion of the Premises and no portion of the Premises lies in any other tax lot.

          7. Borrower is validly existing in good standing under the laws of the State of its formation, and is qualified to do business in the State of South Carolina. Borrower has full power and authority to own the Premises and to accept the Loan and to execute all documents and instruments required in connection therewith. Borrower has taken all necessary actions for the authorization of the borrowing on account of the Loan, including, without limitation, that those interest holders of Borrower whose approval is required by the terms of any agreement or organizational documents have duly approved the transactions contemplated by the Loan Documents (as defined below) and have authorized execution and delivery thereof by the respective signatories. To the best of Borrower's knowledge, no other consent by any local, state or federal agency is required in connection with the execution and delivery of the documents executed and delivered in connection with the Loan (the "LOAN DOCUMENTS"). The execution, delivery and performance of the obligations imposed on Borrower under the Loan Documents will not cause Borrower to be in default under the provisions of any agreement, judgment or order to which Borrower is a party or by which Borrower is bound.

          8. Borrower is not a party to any outstanding contract or agreement providing for or requiring it to convey its interest in the Premises to any person, party, firm or corporation, and no person, party or firm or corporation other than Borrower has any beneficial or equitable right, title or interest in the Premises, or any part thereof, and no other person, party, firm or corporation other than Borrower has any beneficial or equitable right, title or interest in or to the proceeds of the Loan.

          9. The Premises have not been damaged or destroyed by fire or other casualty and no condemnation or eminent domain proceedings have been commenced with respect to the Premises or any part thereof. To the best of Borrower's knowledge no such condemnation or eminent domain proceedings are about to be commenced.

                                                                LOAN No. 6518291


          10. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Premises and with respect to the use and occupancy of the same, including but not limited to, certificates of occupancy and fire underwriter certificates, have been made by or obtained from the appropriate governmental authorities.

          11. To Borrower's best knowledge, the improvements located on the Premises are being used only in compliance with applicable local, state and federal environmental, zoning, subdivision and building requirements, including without limitation any parking ratio requirements.

          12. There are no facts known to Borrower relating to the title to the Premises or any part thereof which have not been set forth in this Certificate or in the title policy described in Paragraph 1 of this Certificate.

          13. Any and all construction work, alterations and repairs with respect to the Premises or any part thereof have been paid for in full as of the date hereof and no notice of any mechanics' or materialmen's liens or of any claim of right to any such liens has been received.

          14. All financial data and documentation furnished on behalf of Borrower is true, complete and correct as of the date hereof. There has been no material adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete, incorrect or otherwise misleading.

          15. There is no action, suit, proceeding or investigation pending or, to Borrower's knowledge, threatened against Borrower or any principal of Borrower which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of Borrower, or in any material impairment of the right or ability of Borrower to carry on its business substantially as now conducted, or in any material liability on the part of Borrower, or which would draw into question the validity of any of the Loan Documents or of any action taken or to be taken in connection with the obligations of Borrower as contemplated therein.

          16.  Neither Borrower nor any interest holder of Borrower is currently
(a) the subject of or a party to any completed or pending bankruptcy, reorganization or insolvency proceeding; or (b) the subject of any judgment unsatisfied of record or docketed in any court of the state in which the Premises is located or in any other court located in the United States.

          17. Borrower does not own any real property or assets other than the Premises and does not engage in any business other than the management and operation of the Premises.

          18. Attached hereto as EXHIBIT A is a list of the all person or entities having ownership interests in the Borrower.

          19. Attached hereto as EXHIBIT B is a list of the all person or entities having any rights to control the operations of the Borrower or the Premises (and not already listed on EXHIBIT B as having an ownership interest in the Borrower).

                                                                LOAN No. 6518291


          20. This Certificate is made (i) for the benefit of and may be relied upon by Lender, its successors and assigns; and (ii) to induce Lender to make the Loan and to accept the Loan Documents, all dated the date hereof, given by Borrower to Lender as security for the Loan. If the date of funding of the Loan is subsequent to the date hereof, then the Borrower shall be deemed to have remade all of the representations and warranties set forth herein and in the other Loan Documents as of the date of funding of the Loan.


                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

                        [SIGNATURES APPEAR ON NEXT PAGE)

                                                                LOAN No. 6518291


          IN WITNESS WHEREOF, the Borrower has caused this Certificate to be executed under seal as of the date first written above.


                               INLAND WESTERN SPARTANBURG, L.L.C.,
                               a Delaware limited liability company

                               By: Inland Western Spartanburg SPE, L.L.C., a Delaware limited liability company, its Sole Member

                                    By: Inland Western Retail Real Estate Trust,
                                        Inc., a Maryland corporation, its Sole
                                        Member

Signed, sealed and delivered
in the presence of:

                                        By:   /s/ Debra A. Palmer
                                           -------------------------------------
/s/ Candace A. Scott                    Name:   Debra A. Palmer
-------------------------------              -----------------------------------
Name:                                   Title:  Asst Secretary
                                              ----------------------------------

/s/ Katherine A. Newell
-------------------------------
Name:

                                                                LOAN No. 6518291


                                    EXHIBIT A


           Persons or Entities Having Ownership Interests in Borrower


Borrower: Inland Western Spartanburg, L.L.C.

Sole Member of Borrower: Inland Western Spartanburg SPE, L.L.C.

Sole Member of SPE: Inland Western Retail Real Estate Trust, Inc.

                                                                LOAN No. 6518291


                                    EXHIBIT B

                    Persons or Entities Having any Rights to
             Control the Operations of the Borrower or the Premises
                          (and not shown on Exhibit A)


None